UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2019 (January 11, 2019)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of     Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2018, the Federal Home Loan Bank of Indianapolis (“Bank”) announced that Mary M. Kleiman, then Senior Vice President - General Counsel - Chief Compliance Officer, would be ending her employment with the Bank, effective January 4, 2019. The Bank previously disclosed this matter in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 14, 2018. Under SEC rules, Ms. Kleiman was a Named Executive Officer (“NEO”) of the Bank for purposes of the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Under the Bank’s current compensation and benefits arrangements and a Separation and Release Agreement entered into effective January 11, 2019, between Ms. Kleiman and the Bank (“Separation Agreement”), Ms. Kleiman is entitled to certain compensation and benefits following the termination of her employment, including her pro rata base salary for any accrued but unused vacation. The Separation Agreement was entered into in connection with a Transition and Release Agreement dated November 16, 2018 (“Transition Agreement”), which provided for, among other things, Ms. Kleiman’s continued employment by the Bank (with her then-current salary and benefits) up to but not later than January 4, 2019.

Pursuant to the Separation Agreement and the Bank’s Severance Pay Plan, Ms. Kleiman will receive a lump-sum severance payment of $169,637, less applicable taxes and deductions, which represents six months of her annual base salary. Ms. Kleiman will also receive a lump-sum payment of $11,597.40, less applicable taxes and deductions, which represents the approximate equivalent of the cost of her group health, dental, and vision benefit continuation coverage for six months. Ms. Kleiman will be offered outplacement services provided by a third-party consultant for a three-month period, to be initiated by Ms. Kleiman by February 1, 2019.

Ms. Kleiman is eligible to receive awards of incentive compensation under the Bank’s Incentive Compensation Plan established for 2012 and subsequent years (as amended, “Incentive Plan”). Specifically, Ms. Kleiman is eligible to receive a lump sum payment of the 2018 Annual Award (as defined in the Incentive Plan) based on the Bank’s achievement of certain performance goals for 2018. The 2018 Annual Award payment is anticipated to be made on or before March 15, 2019. In addition, as a Level I Participant under the Incentive Plan, Ms. Kleiman is eligible to receive lump-sum payments of Deferral Awards (as defined in the Incentive Plan, “Deferral Payments”). These lump-sum Deferral Payments will occur as earned and distributed according to the terms and conditions of the Incentive Plan, and are expected to be made not later than March 15 of the year following the year in which they are earned. The first Deferral Payment is anticipated to be made on or before March 15, 2019, and the remaining Deferral Payments are anticipated to be made on or before March 15 of 2020, 2021 and 2022. All payments to Ms. Kleiman under the Incentive Plan are subject to the approval of the Bank’s Board of Directors and review and non-objection by the Federal Housing Finance Agency.

Ms. Kleiman participated in the Bank’s Defined Contribution Plan (“DC Plan”), a retirement savings plan qualified under the Internal Revenue Code (Section 401(k)) and available to all Bank employees. Ms. Kleiman also participated in the Bank’s Supplemental Executive Thrift Plan (“SETP”), a non-qualified plan that permits certain employees to elect deferral of compensation in addition to their DC Plan deferrals. Under the DC Plan and SETP, the Bank matches participant contributions up to specified limits. Pursuant to the Separation Agreement, Ms. Kleiman will receive a lump-sum payment of $16,963.70, less applicable taxes and deductions, which represents the approximate equivalent of the cost of the Bank’s matching contribution (6% under the DC Plan and SETP) plus a non-elective employer-funded contribution (4% under the DC Plan) based on the foregoing lump-sum severance payment amount.

Except as provided in the Separation Agreement and the Transition Agreement, the Bank did not enter into any new compensation plan, contract or arrangement with Ms. Kleiman in connection with the termination of her employment.

The foregoing summaries of the Separation Agreement and Transition Agreement are qualified in their entirety by reference to those agreements. The foregoing summaries of the Incentive Plan, DC Plan and SETP are qualified in their entirety by reference to the plans as described in and made a part of the Bank’s Annual Report on Form 10-K, filed with the SEC on March 9, 2018, and which are incorporated by reference herein.

Item 9.01 - Exhibits

A copy of the Separation and Release Agreement effective January 11, 2019, is attached as Exhibit 10.1 and incorporated by reference in this Report.

A copy of the Transition and Release Agreement effective November 16, 2018, is attached as Exhibit 10.2 and incorporated by reference in this Report.

Safe Harbor Statement

This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation and Release Agreement
10.2	Transition and Release Agreement